Exhibit 10.1

EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT

Date: August 4, 2009

Jarden Corporation

555 Theodore Fremd Avenue, Suite B-302

Rye, New York 10580-1455

Attention: Chief Financial Officer

Re Extended Revolving Credit Sub-Commitment

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of January 24, 2005 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), among Jarden Corporation, a Delaware corporation (the “Borrower” or “you”), the Lenders and L/C Issuers party thereto, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), Citicorp USA, Inc., as syndication agent (in such capacity, the “Syndication Agent”), and Bank of America, N.A., National City Bank of Indiana and SunTrust Bank, as co-documentation agents. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

Each Lender (each, an “Extending Revolving Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Extended Revolving Credit Sub-Commitment set forth opposite its name on Annex I attached hereto. Each Extended Revolving Credit Sub-Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 2.01(b) (Facilities Increase) and Section 4.04 (Conditions Precedent to Each Facilities Increase) thereof.

Each Extending Revolving Lender acknowledges and agrees that the Extended Revolving Credit Sub-Commitments provided pursuant to this Agreement, in the aggregate amount as set forth in Annex I hereto, shall constitute Extended Revolving Credit Sub-Commitments under, and as defined in, the Credit Agreement and become part of the Revolving Credit Commitments as contemplated by the Credit Agreement. Each Extending Revolving Lender agreeing to provide an Extended Revolving Credit Sub-Commitment pursuant to this Agreement, the Borrower and the Administrative Agent acknowledge and agree that, upon the incurrence of Revolving Loans pursuant to the Extended Revolving Credit Sub-Commitments provided pursuant to this Agreement, such Revolving Loans shall constitute Revolving Loans for all purposes of the Credit Agreement and the other Loan Documents.

Each Extending Revolving Lender and the Borrower further agree that, with respect to the Extended Revolving Credit Sub-Commitment provided by such Extending Revolving Lender pursuant to this Agreement, such Extending Revolving Lender shall receive a non-refundable upfront fee (each, an “Upfront Fee”) equal to 0.25% of the amount of the Extended Revolving Credit Sub-Commitment of such Extending Revolving Lender, which upfront fee shall be due and payable on the Agreement Effective Date (as defined below).

Each Extending Revolving Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (v) to the extent not already a Lender under the Credit Agreement, confirms it has provided to the Borrower and the Administrative Agent two properly completed Forms W-8BEM, W-8ECI or successor form prescribed by the Internal Revenue Service of the United States, certifying that it is entitled to receive all payments under the Credit Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes, (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof and (vii) represents and warrants that it is an Eligible Assignee.

On and after the Agreement Effective Date, Wachovia, N.A., in its capacity as L/C Issuer, agrees, for its part and notwithstanding Section 2.04(a)(iv)(C) (The Letter of Credit Commitment) of the Credit Agreement, to issue, amend, extend and renew Letters of Credit which (after giving effect thereto) have expiry dates occurring after the Initial Revolving Credit Maturity Date (but on or prior to the Letter of Credit Expiration Date), in each case subject to the terms and conditions of the Credit Agreement (and, by its execution hereof, each Extending Revolving Lender acknowledges the foregoing).

Upon the date of (i) the execution of a counterpart of this Agreement by such Extending Revolving Lenders, the Administrative Agent and the Borrower and the delivery thereof to the Administrative Agent (including by facsimile or other electronic transmission), (ii) the payment of any fees required in connection herewith and (iii) the satisfaction of any conditions precedent set forth in Sections 4, 5 and 6 of Annex I hereto (such date, the “Agreement Effective Date”), each Extending Revolving Lender party hereto agreeing to provide an Extended Revolving Credit Sub-Commitment pursuant to this Agreement (x) shall become a party to the Credit Agreement, (y) shall be obligated to provide the Extended Revolving Credit Sub-Commitments required to be provided by it (and make Revolving Loans pursuant thereto) as provided in this Agreement on the terms, and subject to the conditions, set forth herein and in the Credit Agreement and (z) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.

The Borrower agrees that the supplemental terms contained in Annex I attached hereto constitute terms applicable to the Extended Revolving Credit Sub-Commitments provided hereunder (and all related Obligations).

The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Extended Revolving Credit Sub-Commitments provided hereby (including, without limitation, any Revolving Loans, Swing Line Loans or Letters of Credit made or issued, as applicable, pursuant thereto) and (ii) all such Obligations (including any such Loans) shall be entitled to the benefits of the Collateral Documents.

Each Guarantor acknowledges and agrees that all Obligations with respect to the Extended Revolving Credit Sub-Commitments provided hereby (including, without limitation, any Revolving Loans, Swing Line Loans or Letters of Credit made or issued, as applicable, pursuant thereto) shall (i) be fully guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and (ii) be entitled to the benefits of the Collateral Documents.

You may accept this Agreement by executing the enclosed copies in the space provided below, and returning a copy of same to us before 12:00 Noon on August 4, 2009. If you do not so accept this Agreement by such time, our Extended Revolving Credit Sub-Commitments set forth in this Agreement shall be deemed cancelled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement shall constitute a Loan Document and may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement.

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THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

Bank of America, N.A.

By	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

Barclays Bank PLC NAME OF LENDER

By	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Authorized Signatory

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

JPMorgan Chase Bank, N.A.

By	/s/ Michelle Cipriani
Name:	Michelle Cipriani
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

NATIONAL CITY BANK

By	/s/ David G. McNeely
Name:	David G. McNeely
Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

SOVEREIGN BANK NAME OF LENDER

By	/s/ Kristen Burke
Name:	Kristen Burke
Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

SUNTRUST BANK NAME OF LENDER

By	/s/ Michael Vegh
Name:	Michael Vegh
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

UBS LOAN FINANCE LLC NAME OF LENDER

By	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By	/s/ Irja R. Osta
Name:	Irja R. Osta
Title:	Associate Director

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

Wachovia Bank, National Association NAME OF LENDER

By	/s/ Denis Waltrich
Name:	Denis Waltrich
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

Agreed and Accepted
this 4th day of August, 2009:

JARDEN CORPORATION

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	CFO

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]

Each Guarantor acknowledges and agrees to the foregoing provisions of this Extended Revolving Credit Sub-Commitment Agreement:

ALLTRISTA PLASTICS LLC
AMERICAN HOUSEHOLD, INC.
AUSTRALIAN COLEMAN, INC.
BICYCLE HOLDING, INC.
BRK BRANDS, INC.
CC OUTLET, INC.
COLEMAN INTERNATIONAL HOLDINGS, LLC
COLEMAN WORLDWIDE CORPORATION
FIRST ALERT, INC.
HEARTHMARK, LLC
HOLMES MOTOR CORPORATION
JARDEN ACQUISITION I, LLC
JARDEN ZINC PRODUCTS, LLC
JT SPORTS LLC
K2 INC.
K-2 CORPORATION
KANSAS ACQUISITION CORP.
L.A. SERVICES, INC.
LASER ACQUISITION CORP.
LEHIGH CONSUMER PRODUCTS LLC
LOEW-CORNELL, LLC
MARKER VOLKL USA, INC.
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NIPPON COLEMAN, INC.
OUTDOOR TECHNOLOGIES CORPORATION
PENN FISHING TACKLE MFG. CO.
PURE FISHING, INC.
QUOIN, LLC
RAWLINGS SPORTING GOODS COMPANY, INC.
SEA STRIKER, LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
SI II, INC.
SITCA CORPORATION
SUNBEAM AMERICAS HOLDINGS, LLC
SUNBEAM PRODUCTS, INC.
THE COLEMAN COMPANY, INC.
THE UNITED STATES PLAYING CARD COMPANY
USPC HOLDING, INC.

as Guarantors

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Vice President

[SIGNATURE PAGE TO EXTENDED REVOLVING CREDIT SUB-COMMITMENT AGREEMENT]